Exhibit (h)(iv)(c)

February 23, 2026

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Scott Cheshier

Re:          Schwab Capital Trust (the “Trust”)

Ladies and Gentlemen:

Reference is made to the Master Fund Accounting and Services Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the following:

•	Creation of Schwab Target 2070 Fund; and
•	Creation of Schwab Target 2070 Index Fund

In accordance with Section 11.6 of the Agreement, we request that you act as Accounting Agent with respect to the Schwab Target 2070 Fund and Schwab Target 2070 Index Fund. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Trust, on behalf of each of the Schwab Target 2070 Fund and Target 2070 Index Fund, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 4(b) of the Agreement.

[Signature page follows]

SCHWAB CAPITAL TRUST

By:	/s/ Omar Aguilar
	Name:	Omar Aguilar
	Title:	President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Scott Cheshier
Name: Scott Cheshier
Title: Managing Director

Appendix A

to

Master FUND ACCOUNTING AND SERVICES Agreement

As of February 23, 2026

MANAGEMENT INVESTMENT COMPANIES AND PORTFOLIOS THEREOF, IF ANY

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Prime Advantage Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Index Fund

Schwab Global Real Estate Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

Schwab Opportunistic Municipal Bond Fund

SCHWAB CAPITAL TRUST

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack All Equity Portfolio

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large-Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Health Care Fund

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Target 2065 Fund

Schwab Target 2070 Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab Target 2065 Index Fund

Schwab Target 2070 Index Fund

Schwab Core Equity Fund

Schwab International Opportunities Fund

Schwab Balanced Fund

Schwab Fundamental U.S. Small Company Index Fund

Schwab Fundamental U.S. Large Company Index Fund

Schwab Fundamental International Equity Index Fund

Schwab Fundamental Emerging Markets Equity Index Fund

Schwab Fundamental International Small Equity Index Fund

Schwab Monthly Income Fund – Target Payout

Schwab Monthly Income Fund – Flexible Payout

Schwab Monthly Income Fund – Income Payout

Schwab International Core Equity Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Government Money Market Portfolio

Schwab S&P 500 Index Portfolio

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF

Appendix B

to Master FUND ACCOUNTING AND SERVICES Agreement

As of February 23, 2026

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF